tapestry

COACH | kate spade | STUART WEITZMAN

This presentation contains certain "forward-looking statements" based on management's current expectations. Forward-looking statements include, but are not limited to, the information provided on the slide entitled "Fiscal 2020 Financial Outlook", and statements regarding the Company's planned share repurchase program and anticipated dividend payments for future quarters, as well as statements which can be identified by the use of forward-looking terminology such as "may," "will," "can," "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," "outlook," "anticipate," "moving," "leveraging," "capitalizing," "developing," "drive," "targeting," "assume," "plan," "build," "pursue," "maintain," "on track," "well positioned to," "look forward to," "to acquire," "achieve," "strategic vision," "growth opportunities" or comparable terms, and similar or other references to future periods. Statements herein regarding our business and growth strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:

- risks and uncertainties such as expected economic trends;
- the ability to anticipate consumer preferences;
- the ability to control costs;
- the ability to successfully execute our ERP implementation and growth strategies;
- the ability to achieve intended benefits, cost savings and synergies from acquisitions;
- the risk of cybersecurity threats and privacy or data security breaches; and
- the impact of tax legislation.

Please refer to the Company's latest Annual Report on Form 10-K and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors.

We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law.

tapestry

OUR VALUES: *optimistic innovative, inclusive*

OUR PRINCIPLES: *brand-led, consumer-centric meritocracy*

OUR BRANDS: *global, unique & differentiated*

OUR MODEL: *disciplined, shared & scalable*

DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we are a global house of brands that embraces the exploration of individuality. We believe that true luxury is a freedom of expression that ignites confidence and authenticity.

Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential.

The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.


COACH

established 1941

CONFIDENT
MODERN
AUTHENTIC


STUART WEITZMAN

established 1986

POLISHED
SOPHISTICATED
EMPOWERED


kate spade
NEW YORK

established 1993

FEMININE
OPTIMISTIC
JOYFUL

tapestry	COACH NEW YORK	kate spade NEW YORK	SW
$6.0B revenue	$4.3B revenue	$1.4B revenue	$389M revenue
15.8% operating margin	27.1% operating margin	13.6% operating margin	(4.3%) operating margin
1,540 stores	986 stores	407 stores	147 stores

As of FY19. Non-GAAP Financials. As of Fiscal 2020, foreign currency gains and losses previously reported in SG&A expenses are reflected in Other Expense/(Income). Prior year results have been recast for comparability. Store counts reflect directly operated locations.

TAPESTRY PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWN

GLOBAL HOUSE OF MODERN LUXURY BRANDS WITH FOCUS ON INTERNATIONAL GROWTH & DIRECT-TO-CONSUMER DISTRIBUTION



Men's 14%
Footwear & Other Lifestyle Categories 18%
Women's Handbags 50%
Women's Accessories 18%



Rest of World 7%
Greater China 15%
Other Asia 17%
North America 61%



Wholesale 11%
Direct-to-Consumer 89%

As of FY19.

OPPORTUNITY ACROSS BRANDS IN THE ATTRACTIVE AND GROWING GLOBAL PREMIUM HANDBAG & ACCESSORIES, FOOTWEAR AND OUTERWEAR MARKETS



FY18
Outerwear $12B
Footwear $31B
$91B
Handbags & Accessories $48B
+7%
GROWTH
FY19
Outerwear $13B
Footwear $32B
$95B
Handbags & Accessories $50B

tapestry *Source: Tapestry proprietary global market sizing model & Euromonitor. Growth noted is in constant currency.*

LEADERSHIP TEAM

Jide Zeitlin
Chairman and Chief Executive Officer



Joshua Schulman
CEO and Brand President,
Coach



Anna Bakst
CEO and Brand President,
Kate Spade



Eraldo Poletto
CEO and Brand President,
Stuart Weitzman



Todd Kahn
President, Chief Administrative Officer
and Chief Legal Officer



Tom Glaser
Chief Operations Officer



Joanne Crevoiserat
Chief Financial Officer



Sarah Dunn
Global Human Resources Officer



Noam Paransky
Chief Digital Officer



Zeynep Schoenwaelder
Global Head of Strategy & Data Labs



Andrea Shaw Resnick
Global Head of Investor Relations &
Corporate Communications



2020

overview

FISCAL 2020 STRATEGIC PRIORITIES
INNOVATION AND EXCELLENCE IN *execution*

FUEL BRAND INNOVATION

- Accelerate **product newness**
- Build brand connections through **cultural relevance**

DRIVE GLOBAL GROWTH

- Maximize the opportunity with the **Chinese consumer** globally and across brands

INVEST *in* DIGITAL & DATA

- **Increase power of digital platforms**: e-commerce, customer experience & marketing
- Further integrate **Data Labs** into core processes

HARNESS *the* POWER *of* MULTI-BRAND

- Capture full benefit of **multi-brand structure**
- Increase speed and flexibility of **Supply Chain**
- Provide opportunities for **talent movement** across brands, regions and functions

FISCAL 2020 CAPITAL ALLOCATION PRIORITIES

we are dedicated to driving organic growth, rather than pursuing strategic acquisitions, while returning capital to shareholders.

ORGANIC GROWTH

- With continued momentum at Coach, our main priority is to fuel an acceleration in our acquired businesses to unlock the power of our multi-brand platform.
- At this time, we do not expect to pursue strategic acquisitions.

COMMITMENT TO SHAREHOLDER RETURNS

- Consistent with our expectations, we bought back $300M of common stock in the first quarter. Together with our current annual dividend payout, we are on track to return approximately $700M to shareholders during the fiscal year.

FY20 FIRST QUARTER RESULTS

Achieved revenue consistent with our expectations; adjusted operating income and EPS ahead of forecast, including favorable expense timing.

Delivered solid and consistent performance at **Coach** – the largest brand of our house – highlighted by the eighth consecutive quarter of positive comparable store sales growth.

Realized comparable store sales decline in-line with forecast at **Kate Spade**, reflecting previously identified product and merchandising challenges currently being addressed.

Progressed on key strategic initiatives at **Stuart Weitzman** despite negative top-line impact from soft wholesale demand and continued operational challenges.

Repurchased $300 million in common stock, underscoring our commitment to returning capital to shareholders; together with our current annual dividend, on track to **return approximately $700 million to stockholders** in fiscal 2020.

Commenced an in-depth, comprehensive and efficient review of our business to address both near-term and long-term opportunities **to drive organic growth and profitability across the portfolio.**

Maintained key elements of financial guidance for FY20.

FISCAL 2020 FINANCIAL OUTLOOK

REVENUE	*low-single-digit growth*

- low-single-digit sales growth at Coach driven by positive comparable store sales growth
- low to mid-single-digit sales growth at Kate Spade driven by distribution
- slight sales growth at Stuart Weitzman

GROSS MARGIN	*modest year over year decline*

- reflects pressure from bringing Kate Spade footwear in-house and currency headwinds

SG&A EXPENSES	*approximately in-line with top-line growth*

- growth includes ongoing impact from strategic investments in new stores, regional buy-backs & systems

EARNINGS PER DILUTED SHARE	*roughly even with prior year*

- net interest expense of approximately $50M
- tax rate in the area of 17.5%

highlights from 2019

FISCAL 2019 MILESTONES
A YEAR OF *meaningful evolution*

Achieved ongoing **strength in our businesses internationally**, while navigating a challenging retail backdrop in North America.

Advanced our strategic initiatives, most notably **building the foundation of our multi-brand platform**, as we generated the anticipated synergies from the successful integration of Kate Spade, which funded, in part, material investments in systems, as well as our international development.

Strengthened Tapestry's leadership team with key hires: Noam Paransky, Chief Digital Officer; Tom Glaser, Chief Operations Officer; Joanne Crevoiserat, Chief Financial Officer.

Delivered strong results at **Coach** – the largest and most globally diversified brand of our house – highlighted by positive comparable store sales growth and gross margin expansion, underscoring its health and vibrancy.

Debuted Nicola Glass's creative vision at **Kate Spade** with the new iconic branding elements garnering a positive response from consumers; identified learnings and action items to inform go-forward strategy.

Drove top-line growth at **Stuart Weitzman**, reflecting important progress across people, processes and product.

Established and commenced **$1B share repurchase program**, underscoring our confidence in the future; returned $490M to shareholders through dividend and share repurchase program.

Remain steadfast in our long-term strategic vision and focused on maximizing the benefits of our differentiated multi-brand model.

FISCAL 2019 P&L OVERVIEW BY BRAND

	TAPESTRY	COACH	KATE SPADE	STUART WEITZMAN
NET REVENUE	$6,027M +3% growth	$4,271M +1% growth	$1,367M +6% growth	$389M +4% growth
GROSS PROFIT	$4,081M 67.7% margin; +30bps vs. LY	$2,998M 70.2% margin; +70bps vs. LY	$870M 63.6% margin; +40bps vs. LY	$213M 54.8% margin; (330bps) vs. LY
SG&A EXPENSES	$3,131M 51.9% of sales; +140bps vs. LY	$1,841M 43.1% of sales; +20bps vs. LY	$684M 50.0% of sales; +210bps vs. LY	$230M 59.1% of sales; +390bps vs. LY
OPERATING INCOME	$951M 15.8% margin; (110bps) vs. LY	$1,157M 27.1% margin; +50bps vs. LY	$186M 13.6% margin; (170bps) vs. LY	($17M) (4.3%) margin; (720bps) vs. LY
EARNINGS PER DILUTED SHARE	$2.57 (2%) vs. LY			

Non-GAAP Financials. Tapestry includes Corporate segment SG&A expenses of $376M (not shown). As of Fiscal 2020, foreign currency gains and losses previously reported in SG&A expenses are reflected in Other Expense/(Income). Prior year results have been recast for comparability.

FISCAL 2019 CAPITAL ALLOCATION MILESTONES
RETURNED *95% of free cash flow* TO SHAREHOLDERS THROUGH DIVIDEND & SHARE REPURCHASE PROGRAM

Board of Directors approved

$1B

share repurchase program.

Company returned

$490M

to shareholders through dividends & share repurchases.

OVERVIEW *by* BRAND

COACH

NEW YORK



Kate Moss, Upper West Side, New York City


COACH

The Kat Bag


COACH
CREATE

THE SHOPS
AT HUDSON YARDS
NEW YORK CITY


the COACH originals
the COACH originals
This is a Coach Bag
the COACH originals
the COACH

NEW YORK FASHION WEEK
COACH ORIGINALS POP-UP
MADISON AVENUE, NEW YORK CITY

"For over 75 years, Coach has been part of the American landscape. As we write our next chapter, we're building on our heritage of craftsmanship and confident New York style to deliver a complete lifestyle brand for modern lives."

JOSHUA SCHULMAN, CEO & BRAND PRESIDENT, COACH

OUR VISION

Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road.


COACH ×

$4.27B

ANNUAL REVENUE

986

DIRECTLY OPERATED STORES

13,500

EMPLOYEES

As of FY19.

COACH FISCAL 2019 MILESTONES

Achieved seven consecutive quarters of global comparable store sales increases and gross margin expansion for the fiscal year.

Delivered strong international growth and outperformed accessible luxury peers in North America; drove e-commerce gains globally.

Cascaded leathergoods innovation across the pyramid of fashion, occasion and price; realized continued growth in iconic Signature platform.

Gained traction in lifestyle categories, including footwear and ready-to-wear; grew men's business to nearly $900M at POS.

Fueled brand momentum and cultural relevance through collaborations, store initiatives and disruptive marketing campaigns, reinforcing Coach's distinctive global positioning.



COACH PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWN

DIRECT-TO-CONSUMER FOCUSED WITH DIVERSIFIED PRODUCT CATEGORIES & GEOGRAPHIES



Other Lifestyle Categories 9%
Women's Accessories 18%
Women's Handbags 53%
Men's 20%
Rest of World 6%
Greater China 18%
North America 56%
Other Asia 20%
Wholesale 8%
Direct-to-Consumer 92%

As of FY19.

COACH FISCAL 2020 STRATEGIC PRIORITIES

DRIVE PRODUCT INNOVATION & DISRUPTION	ENFORCE FASHION AUTHORITY THROUGH CULTURAL RELEVANCE	INJECT EXCITEMENT INTO STORES	FUEL DIGITAL INNOVATION & E-COMMERCE GROWTH

kate spade

NEW YORK




THE SHOPS
AT HUDSON YARDS
NEW YORK CITY

"Kate Spade has tremendous opportunity across product categories, channels and geographies. We are leveraging the brand's global potential, bringing its unique and empowering feminine positioning to women around the world."

ANNA BAKST, CEO & BRAND PRESIDENT, KATE SPADE

OUR VISION

A globally admired aspirational life & style brand, delivering brand-enhancing profitable growth, where people — our customers and teams — are at the center of everything we do.



$1.37B

ANNUAL REVENUE

407

DIRECTLY OPERATED STORES

4,800

EMPLOYEES

As of FY19.

KATE SPADE FISCAL 2019 MILESTONES

Debuted Nicola Glass's creative vision with new & iconic brand elements, garnering a positive response; identified clear learnings to inform go-forward strategy.

Maintained unique brand positioning with leadership in attributes of Fun, Fashionable & Feminine per U.S. Brand Tracking Survey.

Expanded international presence through new store openings and acquisition of operations in Singapore, Malaysia & Australia.

Gained notable traction in Greater China, a significant area of opportunity for the brand, highlighted by positive comparable store sales.

Announced plans to take footwear business in-house, building on the brand's strong lifestyle offering.*

*Kate Spade intends to bring women's footwear business in-house from licensed partner, Steve Madden, in the second half of fiscal 2020.



KATE SPADE PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWN

OPPORTUNITY TO EXPAND INTERNATIONALLY WITH UNIQUE AND GLOBALLY-RELEVANT POSITIONING


WOMEN'S ACCESSORIES 21%
OTHER LIFESTYLE CATEGORIES 23%
WOMEN'S HANDBAGS 56%
GREATER CHINA 4%
REST OF WORLD 6%
OTHER ASIA 12%
NORTH AMERICA 78%
WHOLESALE 13%
DIRECT-TO-CONSUMER 87%

As of FY19.

KATE SPADE FISCAL 2020 STRATEGIC PRIORITIES

SOLIDIFY BRAND AUTHORITY	INTRODUCE EXCEPTIONAL AND INSPIRING PRODUCTS	ENHANCE OMNI-CHANNEL PLATFORM GLOBALLY	CREATE IMMERSIVE CHANNEL EXPERIENCES	ENGAGE WITH CHINESE CONSUMERS GLOBALLY

STUART WEITZMAN




STUART WEITZMAN
STUART WEITZMAN
THE SHOPS
AT HUDSON YARDS
NEW YORK CITY

"Stuart Weitzman footwear has long represented quality, style and the beautiful combination of fashion and function. We are building on this foundation as we evolve into a global, multi-channel and multi-category brand."

ERALDO POLETTO, CEO & BRAND PRESIDENT, STUART WEITZMAN

SW

OUR VISION

STUART WEITZMAN IS THE EMBODIMENT OF STRENGTH IN FEMININITY – EMPOWERING AND INSPIRING WOMEN TO TAKE ON THE WORLD IN FASHION AND FUNCTIONAL FOOTWEAR & ACCESSORIES.

SW



$389M

ANNUAL REVENUE

147

DIRECTLY OPERATED STORES

1,100

EMPLOYEES

As of FY19.

STUART WEITZMAN FISCAL 2019 MILESTONES

DELIVERED TOP-LINE GROWTH, ADDRESSING AREAS OF OPPORTUNITY EXITING FISCAL 2018.

FOCUSED ON PRODUCT FIT AND CONSTRUCTION, CREATING FOUNDATIONAL PIECES CONSISTENT WITH THE BRAND'S DNA.

GAINED FURTHER CREDIBILITY IN HANDBAGS AND LEATHERGOODS, A CONTINUED AREA OF OPPORTUNITY FOR THE BRAND.

DROVE INTERNATIONAL EXPANSION WITH NEW STORE OPENINGS IN NORTHERN CHINA AND THE BUY-BACK OF OUR OPERATIONS IN SOUTHERN CHINA & AUSTRALIA.

EVOLVED MARKETING, FEATURING NEW AND CULTURALLY RELEVANT GLOBAL BRAND AMBASSADORS.

SW



STUART WEITZMAN FISCAL 2020 STRATEGIC PRIORITIES

ENHANCE SYSTEMS AND PROCESSES	MAINTAIN BOOT & SANDAL AUTHORITY WHILE EXPANDING FOOTWEAR EXPRESSION	DRIVE CREDIBILITY IN HANDBAGS	FUEL CONSUMER DESIRE & BRAND AWARENESS	EXPAND GLOBALLY, WITH FOCUS ON CHINA

SW

STUART WEITZMAN PRODUCT, GEOGRAPHIC & CHANNEL BREAKDOWN

OPPORTUNITY TO EXPAND INTERNATIONALLY WITH SOPHISTICATED FOOTWEAR & ACCESSORIES OFFERING COMBINING FUNCTION AND FIT


HANDBAGS & OTHER
2%
FOOTWEAR
98%


OTHER ASIA
6%
REST OF WORLD
18%
GREATER CHINA
21%
NORTH AMERICA
55%


WHOLESALE
39%
DIRECT-TO-CONSUMER
61%

SW

As of FY19.

corporate

RESPONSIBILITY

OUR PEOPLE OUR PLANET OUR COMMUNITIES

2025 CORPORATE RESPONSIBILITY STRATEGY & GOALS

Built on our values of Optimism, Innovation and Inclusivity, these goals solidify our commitment to responsible citizenship, as we recognize our role as a leader in our industry to effect real, measurable change. Addressing pressing global issues and contributing to a world that is inclusive, sustainable and safe is a responsibility that we all share.

CORPORATE SOCIAL RESPONSIBILITY
OUR PROGRAM IS FOCUSED ON THREE *strategic pillars*

1 OUR PEOPLE

Having individuals from different backgrounds with different experiences around the table creates a diversity of perspectives that enrich our organization.

2 OUR PLANET

Tapestry is dedicated to reducing its environmental impact across the world through continuous innovation.

3 OUR COMMUNITIES

Tapestry engages closely with the communities in which our employees live and work, helping to strengthen them.

CORPORATE SOCIAL RESPONSIBILITY

1 *our people*

Build diversity in North America Tapestry and brand leadership teams by increasing the number of North America-based ethnic minority leaders to better reflect the company's general corporate population.

Reduce gender and ethnicity differences in the Employee Inclusion Index scores from our Employee Engagement Survey.

Demonstrate a focus on career progression, development and mobility by filling 60% of leadership roles (VP+) internally.

Enable employees to manage their work and personal life balance by achieving a global core benefit standard for self-care, parental and family care leave policies.


2025
GOALS


RECENT
MILE
STONES

CORPORATE SOCIAL RESPONSIBILITY

1 *our people*

Expanded our maternity leave in 2018 in the United States.

Donated approximately $500K in fiscal 2018 to organizations that our employees are passionate about through our matching gift programs.

Achieved a score of 100 for the fifth consecutive year on the Human Rights Campaign Corporate Equality Index, earning the designation as a Best Place to Work for LGBTQ Equality.

Recognized on the Forbes Diversity & Inclusion List in 2019 for the second consecutive year.

Signed the CEO Action Pledge for Diversity & Inclusion in 2017.

Maintained a Board of Directors with ethnic, gender and nationality diversity.

Recognized by 2020 Women on Boards and Women's Forum of New York for Board of Directors diversity in fiscal 2017.

CORPORATE SOCIAL RESPONSIBILITY

2 *our planet*

Achieve a 20% reduction in absolute Scope 1 & Scope 2 CO_2e emissions & 20% reduction in absolute Scope 3 emissions from freight shipping over a 2017 baseline.

Attain a 95% traceability & mapping of our raw materials to ensure a transparent & responsible supply chain.

Ensure that 90% of leather is sourced from Silver- and Gold-rated *Leather Working Group* tanneries.

Achieve 75% recycled content in packaging and 25% reduction in North America corporate & distribution center waste.

Achieve a 10% reduction in water usage across Tapestry and its supply chain.


2025
GOALS

Photo courtesy of Friends of the High Line.


RECENT
MILE
STONES

CORPORATE SOCIAL RESPONSIBILITY

2 *our planet*

Achieved a 4.4% reduction in absolute Scope 1 and 2 CO_2e emissions across Tapestry in fiscal 2018 over a 2017 baseline.

Provided in-person compliance and anti-corruption training to over 120 suppliers and manufacturers in fiscal 2017 and early fiscal 2018.

Signed the UN Global Compact in October 2018, reinforcing our commitment to sustainability.

Implemented a Coach fur-free policy, beginning with the Fall 2019 collection.

CORPORATE SOCIAL RESPONSIBILITY

3 *our communities*

Dedicate 100,000 volunteer service hours completed by our employees around the globe.

Give $75M in financial and product donations to nonprofit organizations globally.

Provide 50,000 people crafting Coach, kate spade new york and Stuart Weitzman products access to empowerment programs during the workday.


2025
GOALS


RECENT
MILESTONES

CORPORATE SOCIAL RESPONSIBILITY

3 *our communities*

Donated over $48M through The Coach Foundation since its inception in 2008 and launched the "Dream It Real" initiative which supports young people as they pursue their dreams.

Employed and empowered 162 women in Masoro, Rwanda through the Kate Spade *on purpose* program in 2017.

Engaged 1,850 employees to volunteer a combined 6,000 hours across projects to support their local communities in fiscal 2018.

Distributed numerous grants worldwide to nonprofit organizations through the Coach and Kate Spade Foundations.

Provided humanitarian response to victims of hurricanes and other natural disasters in fiscal 2017.

tapestry

"I have profound belief in Tapestry's people and culture, as well as our ability to enhance returns for all stakeholders. Together with a talented management team that combines long-tenured executives with new leaders who bring fresh perspectives, we will act with urgency to drive sustainable organic growth."

JIDE ZEITLIN, CHAIRMAN & CEO

APPENDIX

The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented has been presented both including and excluding the effect of certain items related to our Operational Efficiency Plan, Integration & Acquisition-Related Costs, ERP implementation efforts and the impact of tax legislation for Tapestry, Inc.

Guidance for certain financial information for the fiscal year ending June 27, 2020 has also been presented on a non-GAAP basis. A reconciliation of our non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort because certain material items that impact these measures, such as the timing and exact amount of charges related to Integration and Acquisition and the costs associated with the Company's ERP implementation have not yet occurred.

The Company operates on a global basis and reports financial results in U.S. dollars in accordance with GAAP. Sales and gross margin for each segment have been described excluding currency fluctuation effects from translating foreign-denominated sales into U.S. dollars. The Company calculates constant currency revenue results by translating current period revenue in local currency using the prior year period's currency conversion rate.

Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company's ongoing operating and financial results in a manner that is consistent with management's evaluation of business performance and understanding how such results compare with the Company's historical performance.

GAAP TO NON-GAAP RECONCILIATION
FOR THE YEAR ENDED JUNE 29, 2019

in millions, except per share data; unaudited	GAAP BASIS (AS REPORTED)	ERP IMPLEMENTATION	INTEGRATION & ACQUISITION	IMPACT OF TAX LEGISLATION	NON-GAAP BASIS (EXCLUDING ITEMS)
Coach	$2,996.4	$–	$(1.9)	$–	$2,998.3
Kate Spade	863.6	–	(6.3)	–	869.9
Stuart Weitzman	193.7	–	(19.6)	–	213.3
Gross profit[1]	4,053.7	–	(27.8)	–	4,081.5
Coach	1,848.0	–	7.1	–	1,840.9
Kate Spade	698.2	–	14.5	–	683.7
Stuart Weitzman	245.2	–	15.0	–	230.2
Corporate	442.6	36.9	30.0	–	375.7
Selling, general and administrative expenses	3,234.0	36.9	66.6	–	3,130.5
Coach	1,148.4	–	(9.0)	–	1,157.4
Kate Spade	165.4	–	(20.8)	–	186.2
Stuart Weitzman	(51.5)	–	(34.6)	–	(16.9)
Corporate	(442.6)	(36.9)	(30.0)	–	(375.7)
Operating income (loss)	819.7	(36.9)	(94.4)	–	951.0
Provision for income taxes	122.8	(9.4)	(25.8)	9.2	148.8
Net income	643.4	(27.5)	(68.6)	(9.2)	748.7
Net income per diluted common share	2.21	(0.09)	(0.24)	(0.03)	2.57

tapestry

(1) Adjustments within Gross profit are recorded within Cost of sales.

GAAP TO NON-GAAP RECONCILIATION
FOR THE YEAR ENDED JUNE 30, 2018

in millions, except per share data; unaudited	GAAP BASIS (AS REPORTED)	OPERATIONAL EFFICIENCY PLAN	INTEGRATION & ACQUISITION	IMPACT OF TAX LEGISLATION	NON-GAAP BASIS (EXCLUDING ITEMS)
Coach	$2,931.5	$–	$(4.1)	$–	$2,935.6
Kate Spade	705.7	–	(106.5)	–	812.2
Stuart Weitzman	211.3	–	(5.8)	–	217.1
Gross profit[1]	3,848.5	–	(116.4)	–	3,964.9
Coach	1,812.1	–	0.5	–	1,811.6
Kate Spade	728.6	–	113.7	–	614.9
Stuart Weitzman	214.1	–	7.8	–	206.3
Corporate	421.7	19.5	63.2	–	339.0
Selling, general and administrative expenses	3,176.5	19.5	185.2	–	2,971.8
Coach	1,119.4	–	(4.6)	–	1,124.0
Kate Spade	(22.9)	–	(220.2)	–	197.3
Stuart Weitzman	(2.8)	–	(13.6)	–	10.8
Corporate	(421.7)	(19.5)	(63.2)	–	(339.0)
Operating income (loss)	672.0	(19.5)	(301.6)	–	993.1
Provision for income taxes	199.3	(6.2)	(130.7)	178.2	158.0
Net income	397.5	(13.3)	(170.9)	(178.2)	759.9
Net income per diluted common share	1.38	(0.05)	(0.58)	(0.62)	2.63

(1) Adjustments within Gross profit are recorded within Cost of sales.